                                                                    Exhibit 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

   Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), the
undersigned,  Joseph V. Roberts, Chief Executive Officer of Nutrition Management
Services  Company,  a  Pennsylvania  corporation  (the  "Company"),  does hereby certify, to his knowledge, that:

The Quarterly  Report on Form 10-Q for the quarter  ended  September 30, 2003 of the Company (the "Report")  fully complies with the  requirements  of section 13
(a) or 15 (d) of the  Securities  Exchange  Act of  1934,  and  the  information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                            /s/ Joseph V. Roberts
                                            ---------------------
                                            Joseph V. Roberts
                                            Chief Executive Officer

November 14, 2003